Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Samessa Holding Corp. (the "Company") on Form 10-QSB for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Andrew I. Telsey, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 17, 2003                     s/Andrew I. Telsey
                                            -----------------------------------
                                            Chief Executive Officer and
                                            Chief Financial Officer